UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2018

Vanguard Natural Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33756	61-1521161
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

5847 San Felipe, Suite 3000
Houston, TX 77057
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Joseph Hurliman, Jr. as Director

On February 21, 2018, pursuant to a written consent of stockholders, the stockholders of Vanguard Natural Resources, Inc. (the “Company”) owning approximately 51% of the issued and outstanding shares of common stock of the Company, par value $0.001 per share, entitled to vote thereon, elected Joseph Hurliman, Jr. to fill a vacancy on the board of the directors of the Company (the “Board”). Mr. Hurliman was appointed to serve as a member of the Health, Safety, and Environmental Committee of the Board (the “HSE Committee”).

In consideration for his service on the Board, and in accordance with the Board’s compensation policy for non-employee directors, Mr. Hurliman will receive: (i) an annual cash retainer of $100,000, which will be paid quarterly in arrears; and (ii) an annual equity grant of restricted stock units with a $100,000 grant date value that vests ratably on the first four anniversaries of the grant date; provided, however, that twenty-five percent (25%) of the initial grant will vest immediately, with the remainder vesting ratably on the first three anniversaries of the grant date.

There is no arrangement or understanding between Mr. Hurliman and any other persons pursuant to which he was selected to serve as a director. Mr. Hurliman has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.07    Submission of Matters to a Vote of Security Holders

Election of New Director

The information disclosed under Item 5.02 of this report is incorporated by reference into this Item 5.07.

Item 8.01. Other Events

On February 21, 2018, the Company issued a press release announcing Mr. Hurliman’s appointment to the Board and HSE Committee, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press Release dated February 21, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, INC.

	By:	/s/ R. Scott Sloan
	Name:	R. Scott Sloan
	Title:	President and Chief Executive Officer
Dated: February 21, 2018